Exhibit 99.2

 Q3 2023   Earnings Release  BSVN  October 26, 2023

 BSVN – Corporate Overview  Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States  Consistent earnings growth, well capitalized, and sufficient liquidity  Stable deposits, excellent liquidity, and a properly matched balance sheet  Disciplined credit culture that adheres to a robust risk management framework resulting in excellent credit quality and a history of low loan losses  Experienced and talented bankers focused on high-touch personalized service, targeting entrepreneurs and their commercial banking needs  Positioned in dynamic markets, with a commercial banking emphasis delivering services via a branch-lite model  Shareholder alignment due to 58% insider ownership   Dollars in thousands, all data as of September 30, 2023, unless indicated otherwise  For impact of certain Q3 2023 items, see slide 3.  BSVN adopted the CECL model (ASC326) on 1/1/2023 using the modified retrospective method. The presented allowance for periods prior to 1/1/2023 is under the incurred loss model (pre-ASC326).

 Q3 Overview  Uninsured deposits represent 22.77% of total deposits, compared to 33.12% for Q3 2022; adjusted uninsured deposits represent 17.76% of total deposits, compared to 27.17% for Q3 2022(1)  The sum of cash plus unpledged securities, and undrawn lines-of-credit equals $482.29 million, which significantly exceeds adjusted uninsured deposits of $283 million(1), providing a 1.70x coverage, compared to 0.99x for Q3 2022  Stable Quality Deposits & Liquidity  Dollars in thousands, all data as of September 30,2023, unless indicated otherwise  See slide 4 for adjusted uninsured deposit calculation  Net of $957.22 million of gross loans that reprice daily, and $86.93 million of those loans that are at their ceiling  Loan growth and expense discipline drove record PPE of $14.37 million  Continue to benefit from a low efficiency ratio of 33.61%, a 14.86% decrease as compared to Q3 2022, a quarterly record low  Noninterest expense to average assets was 1.71%, an 8.08% decrease as compared to Q3 2022, a quarterly record low  Strong core earnings despite an ACL provision of $4.16 million  Record PPE & Strong Core Earnings  Strong earnings and low dividend payout ratio builds capital rapidly  Capital ratios remain robust and exceed the “well capitalized” guidelines  CET 1 Capital: 11.39%  Tier 1 Leverage: 9.76%  Debt free Balance Sheet  No HTM securities   Prudent Capital Management  $1.08 billion or 77.52% of loans reprice in 1 year or less, with $870.27(2) million or 62.35% repricing daily  Minimal AOCI impact; the average investment portfolio duration is ~2.3 years, with $100 million of U.S. Treasuries or 55.87% of the total investment portfolio maturing in February of 2024  Proven & Consistent Balance Sheet Management
 Q3 Overview  Uninsured deposits remain steady, and represent 22.77% of total deposits, compared to 33.12% for Q2 2023; adjusted uninsured deposits represent 17.76% of total deposits, compared to 27.17% for Q2 2023(1)  The sum of cash plus unpledged securities, and undrawn lines-of-credit equals $482.29 million, which significantly exceeds adjusted uninsured deposits of $283 million(1), providing a 1.70x coverage, compared to 0.99x for Q2 2023  Stable Quality Deposits & Liquidity  Dollars in thousands, all data as of September 30,2023, unless indicated otherwise  See slide 4 for adjusted uninsured deposit calculation  Net of $957.22 million of gross loans that reprice daily, and $86.93 million of those loans that are at their ceiling  Loan growth and expense discipline drove record PPE of $14.37 million  Continue to benefit from a low efficiency ratio of 33.61%, a 14.86% decrease as compared to Q3 2022, a quarterly record low  Noninterest expense to average assets was 1.71%, an 8.08% decrease as compared to Q3 2022, a quarterly record low  Strong core earnings despite an ACL provision of $4.16 million  Record PPE & Strong Core Earnings  Strong earnings and low dividend payout ratio builds capital rapidly  Capital ratios remain robust and exceed the “well capitalized” guidelines  CET 1 Capital: 11.39%  Tier 1 Leverage: 9.76%  Debt free Balance Sheet  No HTM securities   Prudent Capital Management  $1.08 billion or 77.52% of loans reprice in 1 year or less, with $870.27(2) million or 62.35% repricing daily  Minimal AOCI impact; the average investment portfolio duration is ~2.3 years, with $100 million of U.S. Treasuries or 55.87% maturing in February of 2024  Proven & Consistent Balance Sheet Management

 Q3 Adjusted Financials  Dollars in thousands, all data as of September 30,2023, unless indicated otherwise  Adjustments present Non-GAAP measurements. For other Non-GAAP measurements presented throughout the presentation, see reconciliations in the appendix on slides 21 and 22  Diluted earnings per share  Adjusted Financials provided to illustrate how BSVN would have performed without two events that occurred in Q3  Moved a single relationship to non-accrual status that resulted in a decrease of $1 million in interest income on loans, and a corresponding specific reserve that increased the ACL provision by $3 million  Due to subsequent events, during Q4 we anticipate either an additional significant entry to our ACL or an actual write-down
 Q3 Adjusted Financials  Dollars in thousands, all data as of September 30,2023, unless indicated otherwise  See the Non-GAAP reconciliations in the appendix on slides 21 and 22 for calculation of Non-GAAP amounts presented  Diluted earnings per share  Adjusted Financials provided to illustrate how BSVN would have performed without two events that occurred in Q3  Moved a single relationship to non-accrual status that resulted in a decrease of $1 million in interest income on loans, and a corresponding specific reserve that increased the ACL provision by $3 million  Due to subsequent events, during Q4 we anticipate either an additional significant entry to our ACL or an actual write-down

 Liquidity and Asset Sensitivity  Dollars in thousands, all data as of September 30,2023, unless indicated otherwise  Includes $957.22 million of loans that reprice daily, with $86.93 million of those loans being at their ceiling  Asset Sensitivity  (1)  Uninsured deposits total $362.85 million or 22.77% of total deposits; however, after deductions for insider owned, and also collateralized deposits, adjusted uninsured deposits are $283 million, which is 17.76% of total deposits  Cash, securities, and undrawn lines of credit totaled $482.29 million, providing a 1.70x coverage of adjusted uninsured deposits  Uninsured Deposits | Cash/Liquidity

 Deposit Composition  Deposit Growth & Composition  Core and non-interest bearing accounts(1) have shown steady growth  CAGR since 2018: 19.7%  Dollars in millions  Includes interest bearing and non-interest bearing demand deposit, money market, and savings accounts

 Consistent Net Interest Margin  Financial data is as of or for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, and as of or for the twelve months ended of each respective year  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric  ◼︎ Loan Fee Income Contribution  Net interest margin continues to show strength due to disciplined loan pricing, a healthy amount of non-interest bearing deposits, and asset sensitive balance sheet  As noted on slide 3, there was a single relationship that moved to non-accrual status in Q3; this negatively impacted Q3 NIM by 23bps. Excluding that item, normalized core NIM, ex. loan fee income, was 4.73% for Q3
 Consistent Net Interest Margin  Financial data is as of or for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, and as of or for the twelve months ended of each respective year  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric  ◼︎ Loan Fee Income Contribution  Net interest margin continues to show strength due to disciplined loan pricing, a healthy amount of non-interest bearing deposits, and asset sensitive balance sheet  As noted on slide 17, there was a single relationship that moved to non-accrual status in Q3; this negatively impacted Q3 NIM by 23bps. Excluding that item, normalized core NIM, ex. loan fee income, was 4.73% for Q3

 Diluted Earnings Per Share  27.18% increase  Pro Forma  $0.81  Tangible Book Value Per Share  CAGR since 2018: 16.0%  Year-to-date EPS:  $2.94 for 2023, a 27.18% increase from 2022  No share repurchases during the year  Consistent Capital & EPS Growth  Dollars are in thousands, except for per share data  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  Consistently strong earnings increased TBV despite three factors:  $0.85 per share paid for an all-cash acquisition in Q4 2021  $0.95 per share AOCI unrealized loss from investments  $2.46 per share paid in cash dividends, since IPO  1

 Return on Average Tangible Common Equity (1)(2)  5 year average: 22.1%  Efficiency Ratio (2)  5 year average: 37.5%  Return on Average Assets (1)(2)  5 year average: 2.3%  Reliable Top Performer  Financial data is as of or for the twelve months ended December 31 of each respective year and for the three months ended June 30,2023 and September 30, 2023  Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods   Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics  20.90%  Pro Forma  2.51%  1.03%  Performance ratios remain strong and within historical ranges, despite an ACL provision of $4.16 million during the quarter  Pro Forma  8.60%   Pro Forma  38.83%

 Consistently Outperforming Peers  Income Statement as a Percentage of Average Assets  PPE to Average Assets vs Peers  Dollars are in thousands  Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (145 banks); Source: S&P Global Market Intelligence.  Excludes one-time, non-cash executive stock transfer compensation expense of $11.8 million.  As of Q2 2023, the latest data available.

 Maximizing Employee Base (3)  PPE(1)  12.62% increase  Strength in Core Earnings  Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended September 30, 2023 and September 30, 2022  Pre-provision, pre-tax earnings (“PPE”) is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure  Pro Forma noninterest expense to average assets is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  Pro Forma  $26.8  $15.1  Record PPE:  Quarterly PPE of $14.4 million, an increase of 12.62% as compared to Q3 2022  Year-to-date PPE of $41.32 million, an increase of 33.88% as compared to YTD Q3 2022  Strong PPE was driven by:  Disciplined loan pricing  Rising rates and an asset sensitive balance sheet  Scale and achieve maximum productivity by:  Utilizing a branch-lite model  Hiring fewer but better FTEs  Operating an efficient delivery system with a strict adherence to processes  3.56%  Actual  Pro  Forma  2  2

 Loan Portfolio Trends  Loan Portfolio Trends – Selected Categories  Dollars are in millions  CAGR Since 2018: 19.4%  16.0%  24.6%  21.0%  38.4%

 Loan Portfolio Distribution  Dollars are in millions. Data as of September 30, 2023  Loan Portfolio  Selected Categories

 10 year average: 0.09%(1)  Net Charge-Offs to Average Loans  Low historical charge-offs due to:  Disciplined approach to lending  Geographic footprint in high growth metros with thriving economies (OK and TX)  Management team with long history of making loans with low historical loss levels  Tenured lending staff with 80% of balances from team members with > 10 years of common experience  0.00%  Excludes years impacted by the COVID-19 Pandemic; 2020 and 2021.

 Diverse CRE Portfolio  Dollars are in millions. Data as of September 30, 2023  Diverse commercial real estate lending activity in Texas and Oklahoma with an emphasis in the DFW, Oklahoma City, and Tulsa metros  Minimal office and retail loans with over-weighting in each segment to owner-occupied properties  No office exposure to downtown metropolitan locations  Office Loan Average Size:  Owner Occupied — $0.80 million  Non-Owner Occupied — $0.93 million  Construction lending activity primarily in Oklahoma City and the Dallas metroplex with an emphasis on entry level homes with established homebuilders  Limited lot and development lending activity  Hospitality niche managed by seasoned professionals with proven track record through various economic cycles  CONSTRUCTION  OWNER OCCUPIED

 Hotel Portfolio by Class  Hotel Portfolio by Location  Hospitality Loan Portfolio Detail  Dollars are in millions, data as September 30, 2023  No historical NCOs in the hospitality segment  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession   Geographically concentrated in TX (85%) and other markets with favorable economic conditions  Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles  Diversified lending to many reputable brands  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  Average loan size of $5.72 million  3.56%  Actual  Hotel Portfolio by Location

 Total Assets  Strategic Growth in Dynamic Markets  Dollars are in millions  2014  2015  2016  2017  2018  2019  2020  2021  2022  Q3 2023  LPO opened in Tulsa, OK, full-service branch opened in Frisco, TX  Oklahoma acquisition  Full-service branch opened in Tulsa, OK   Completed IPO  Full-service branch opened in Irving, TX  LPO opened in  Irving, TX  Kansas acquisition  CAGR Since 2014: 16.1%

 Earnings-driven Capital Shock-absorption  Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)  Dollars are in thousands  above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind  DFAST = Dodd-Frank Act Stress Test  Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum  Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months   Trailing twelve months PPE of $54.3 million extrapolated over two years

 Appendix

 Bank7 Corp. Financials  BSVN adopted the CECL model (ASC326) on 1/1/2023 using the modified retrospective method. The presented allowance for periods prior to 1/1/2023 is under the incurred loss model (pre-ASC326).  Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 24 of this presentation

 Bank7 Corp. Performance Ratios  Annualized.  Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income     Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric  Ratios are based on Bank level financial information rather than consolidated information. At September 30, 2023, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 9.76%, 11.39%, and 12.64% respectively for the Company  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 24 of this presentation

 Non-GAAP Reconciliations

 Non-GAAP Reconciliations -- Continued

 Available-for-Sale Securities Portfolio  Investment Portfolio  Dollars are in millions.  All mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.  Total investment securities of $167.1 million as of September 30, 2023  Weighted Average Duration: 2.3 Years  Book Yield: 1.75%

 2019 Pro Forma Net Income Reconciliation  On September 5, 2019, the largest shareholders, Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

 Legal Information and Distribution  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.     Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.     This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.